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                                                                   Exhibit 23.01

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-77060, 33-93048, 333-49561, 333-56349, 333-55827, and
333-46222) and the Registration Statements on Form S-3 (Nos. 333-82089, 333-94641, 333-31982, and 333-46224) of our report dated February 1, 2001, with respect to the consolidated financial statements and schedule of ATMI, Inc. included in this Annual Report on Form 10-K for the year ended December 31, 2000.

                             /s/ ERNST & YOUNG LLP


Stamford, Connecticut
March 29, 2001